UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2024

Snail, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41556	88-4146991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12049 Jefferson Blvd

Culver City, CA 90230

(Address of principal executive offices) (Zip Code)

+1 (310) 988-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SNAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Current Report on Form 8-K filed by Snail, Inc. (the “Company”) on June 28, 2024 with the U.S. Securities and Exchange Commission (the “SEC”), the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notified the Company on June 27, 2024 that the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), failed to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”) pursuant to Nasdaq Listing Rule 5550(a)(2). In accordance with Nasdaq rules, the Company was provided an initial period of 180 calendar days, or until December 24, 2024 (the “Compliance Date”), to regain compliance with the Minimum Bid Price Requirement. The Staff informed the Company that if, at any time before the Compliance Date, the bid price for the Class A common stock closed at $1.00 per share or more for a minimum of ten (10) consecutive business days, the Staff would provide written notification to the Company that it complied with the Minimum Bid Price Requirement and the matter would be closed.

On October 18, 2024, Nasdaq notified the Company that the Staff determined that for the last ten (10) consecutive business days, from October 4, 2024, to October 17, 2024, the closing bid price of the Company’s Class A common stock has been at $1.00 per share or greater. Accordingly, the Staff informed the Company that it has regained compliance with Listing Rule 5550(a)(2) and this matter is now closed.

Item 8.01. Other Events.

On October 21, 2024, the Company issued a press release announcing that it has regained compliance with the Nasdaq Minimum Bid Price Requirement, as discussed above in Item 3.01 of this Current Report on Form 8-K, a copy of which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 21, 2024, issued by Snail, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAIL, INC.

Date: October 21, 2024	By:	/s/ Xuedong Tian
	Name:	Xuedong Tian
	Title:	Co-Chief Executive Officer